UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)


                                     OF THE


                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 2, 1996



                         BRIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


                                   NEW JERSEY
         (State or other jurisdiction of incorporation or organization)


        Q-2549                                    22-1644111
 (Commission File Number)           (IRS Employer Identification Number)


            268 West 400 South, Suite 300, Salt Lake City, Utah 84101
               (Address of Principal Executive Offices) (Zip Code)


                                 (801) 575-8073
                (Issuer's Telephone Number, Including Area Code)

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S .

         Unless otherwise indicated, the term "Company" refers to BRIA Communications Corporation and its predecessors. On January 9, 1997 the Company's board of directors ratified six separate Offshore Consulting and Securities Subscription Agreements (the"Agreements") executed on December 2, 1996 between the Company and six entities. Pursuant to the terms of the six Agreements, the Company issued an aggregate of two million shares of its Class A Common Stock, restricted pursuant to Regulation S of the Securities Act of 1933. The Agreements involve the following six entities: Oriental Investments Limited, ("OIL") a corporation organized under the laws of Mauritius; The China
Connection ("CC"), a corporation organized under the laws of the Isle of Man; Lexington Sales Corporation Ltd. ("LSC"), a corporation organized under the laws of the Isle of Man; Karston Electronics, Ltd. ("KE"), a corporation organized under the laws of the British Virgin Islands; East West Trading Corporation ("EW"), a corporation organized under the laws of Nevis, West Indies and Sequoia International ("SQI"), a corporation organized under the laws of Mauritius. Pursuant to the terms of the Agreements each corporation received the following:
OIL received 333,333 shares of the Company's Common Stock; CC received 333,333 shares of the Company's Common Stock; LSC received 333,334 shares of the Company's Common Stock; KE received 333,334 shares of the Company's Common Stock; EW received 333,333 shares of the Company's Common Stock and SQI received 333,333 shares of the Company's Common Stock.

         As consideration for the shares issued pursuant to the Agreements, the Company shall receive ongoing consulting services from each of the six entities. These consulting services consist of introducing the Company to business opportunities including potential acquisitions, joint ventures, partnerships or other business alliances in China, England and Europe. Each Agreement has a term of one year.


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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                BRIA Communications Corporation



Date: March 14, 1997                           /s/ Richard Lifschutz
                                                ---------------------
                                                Richard Lifschutz, President

                                INDEX TO EXHIBITS

EXHIBIT       PAGE
 NUMBER       NUMBER     DESCRIPTION


   3(a)      *           Certificate   of    Incorporation    of   the   Company
                         (Incorporated by reference from exhibit of like number filed with the Company's Form 10-KSB for the year ended
                         December 31, 1988.)

   3(b)      *           By-Laws of the Company. (Incorporated by reference from
                         exhibit of like number  filed with the  Company's  Form
                         10-KSB for the year ended 1988.)

  28(a)      *           December 2, 1996,  Offshore  Consulting  and Securities
                         Subscription Agreement between the Company and Oriental
                         Investments Limited

  28(b)      *           December 2, 1996,  Offshore  Consulting  and Securities
                         Subscription  Agreement  between  the  Company  and The
                         China Connection

  28(c)      *           December 2, 1996,  Offshore  Consulting  and Securities
                         Subscription   Agreement   between   the   Company  and
                         Lexington Sales Corporation, Ltd.

  28(d)      *           December 2, 1996,  Offshore  Consulting  and Securities
                         Subscription  Agreement between the Company and Sequoia
                         International

  28(e)      *           December 2, 1996,  Offshore  Consulting  and Securities
                         Subscription  Agreement between the Company and Karston
                         Electronics Ltd.

  28(f)      *           December 2, 1996,  Offshore  Consulting  and Securities
                         Subscription  Agreement  between  the  Company and East
                         West Trading Corporation